Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

On November 11, 2013, with economic effect as of October 31, 2013, OmniComm Systems, Inc. (“OmniComm”, “the “Company”, “we”, “us”, “our”) acquired 100% of the capital stock of Promasys B.V., a privately held Netherlands company, from the 4 shareholders of Promasys B.V. (“Promasys”) pursuant to a share purchase agreement and as a result, Promasys became our wholly owned subsidiary. Promasys is involved in the development and marketing of software and services relating to clinical data management (“Business”) and since its establishment in 2004, Promasys has built an international customer base, with a focus on the academic market and a strong presence in Asia. As consideration for the acquisition, we paid an aggregate of 435,998 euros (approximately $593,000) to one of the shareholders of Promasys and issued an aggregate of 2,270,000 shares of our common stock with a fair value of $0.17 per share ($385,900) to the other 3 shareholders of Promasys. On the same day, and in connection with the share purchase agreement, we also entered into an employment agreement with one of the shareholders and a management agreement with the principal of a second shareholder pursuant to which, among other things, the individuals shall continue providing services to us as it relates to the Business. The foregoing description of the share purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement which we have filed as Exhibit 10.71 to our September 30, 2013 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013 is presented as if the acquisition of Promasys had occurred on September 30, 2013. The unaudited pro forma condensed combined consolidated statements of operations for the nine month period ended September 30, 2013 and for the year ended December 31, 2012 give effect to the acquisition of Promasys as if it had occurred on January 1, 2012. The assumptions, estimates and adjustments herein have been made solely for purposes of developing this pro forma condensed combined consolidated financial information. The Promasys statements of operations have been adjusted to conform to accounting principles generally accepted in the United States of America (“US GAAP”) and converted to United States dollars.

The unaudited pro forma condensed combined consolidated statements of operations do not reflect nonrecurring charges resulting from the acquisition transaction.

The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of OmniComm that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future results of operations or financial position of OmniComm. This information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined consolidated financial statements. The unaudited pro forma condensed combined consolidated statements of operations do not reflect any operating efficiencies and cost savings that OmniComm may achieve with respect to the combined companies.

The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes of OmniComm included in the OmniComm annual report on Form 10-K and the OmniComm quarterly reports on Form 10-Q and the attached Promasys unaudited interim financial statements in Exhibit 99.1.

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2013

(unaudited)

		Promasys B.V
	OmniComm Systems, Inc.	Dutch GAAP	US GAAP Adjustments		Pro Forma Adjustments		Pro Forma Combined

ASSETS

CURRENT ASSETS
Cash	$394,949	$261,509	$-		$(588,283	) (2)	$68,175
Accounts receivable, net of allowance for doubtful accounts	1,292,547	147,080	-		-		1,439,627
Prepaid expenses	137,974	62,491	-		-		200,465
Other assets	-	19,463	-		-		19,463
Total current assets	1,825,470	490,543	-		(588,283)		1,727,730
Property and equipment, net	415,211	-	-		-		415,211
Other assets
Intangible assets, net	-	246,063	(246,063	) (1)	272,554	(3)	272,554
Goodwill	-	-	-		624,963	(3)	624,963
Prepaid stock compensation	187,917	-	-		-		187,917
Other assets	51,562	3,447	-		-		55,009

TOTAL ASSETS	$2,480,160	$740,053	$(246,063)		$309,234		$3,283,384

LIABILITIES AND SHAREHOLDERS' (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,006,180	$813,405	$-		$(588,283	) (2)	$2,231,302
Notes payable, current portion	17,500	-	-		-		17,500
Deferred revenue, current portion	3,414,966	192,202	-		-		3,607,168
Line of credit	800,000	-	-		-		800,000
Convertible notes payable, related parties, current portion, net of discount	160,000	-	-		-		160,000
Convertible notes payable, current portion, net of discount	275,000	-	-		-		275,000
Patent settlement liability, current portion	962,500	-	-		-		962,500
Conversion feature liability, related parties	3,882,966	-	-		-		3,882,966
Conversion feature liability	141,592	-	-		-		141,592
Warrant liability, related parties	7,336,989	-	-		-		7,336,989
Warrant liability	138,187	-	-		-		138,187
Total current liabilities	19,135,880	1,005,607	-		(588,283)		19,553,204

LONG TERM LIABILITIES
Notes payable, related parties, long term, net of current portion, net of discount	4,415,963	-	-		-		4,415,963
Notes payable, long term, net of current portion	634,487	-	-		-		634,487
Deferred revenue, long term, net of current portion	1,220,998	-	-		-		1,220,998
Convertible notes payable, related parties, long term, net of current portion	8,965,000	-	-		-		8,965,000
Convertible notes payable, long term, net of current portion	265,000	-	-		-		265,000
Patent settlement liability, long term, net of current portion	1,031,188	-	-		-		1,031,188

TOTAL LIABILITIES	35,668,516	1,005,607	-		(588,283)		36,085,840

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT)
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 3,772,500 shares undesignated	-	-	-		-		-
Series B convertible preferred stock, 230,000 shares authorized, -0- issued and outstanding at $0.001 par value; liquidation preference $-0- and outstanding at $0.001 par value;	-	-	-		-		-
Series C convertible preferred stock, 747,500 shares authorized, -0- issued and outstanding at $0.001 par value; liquidation preference $-0-	-	-	-		-		-
Series A convertible preferred stock, 5,000,000 shares authorized, 4,125,224 issued and outstanding at $0.001 par value; liquidation preference $4,125,224	4,125	-	-		-		4,125
Series D preferred stock, 250,000 shares authorized, 250,000 issued and outstanding at $0.001 par value	250	-	-		-		250
Common stock, 250,000,000 shares authorized, 90,104,659 issued and outstanding at $0.001 par value	87,835	24,287	-		(22,017	) (4)	90,105
Additional paid in capital - preferred	4,717,804	-	-		-		4,717,804
Additional paid in capital - common	36,926,907	155,294	-		228,336	(5)	37,310,537
Accumulated other comprehensive (loss)	(99,577)	-	-		-		(99,577)
Accumulated deficit	(74,825,700)	(445,135)	(246,063	) (1)	691,198	(6)	(74,825,700)

TOTAL SHAREHOLDERS' (DEFICIT)	(33,188,356)	(265,554)	(246,063)		897,517		(32,802,456)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT)	$2,480,160	$740,053	$(246,063)		$309,234		$3,283,384

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(unaudited)

		Promasys B.V.
	OmniComm Systems, Inc.	Dutch GAAP	US GAAP Adjustments		Pro Forma Adjustments	Pro Forma Combined
Revenues	$10,543,197	$654,368	$-		$-	$11,197,565
Reimbursable revenues	412,947	-	-		-	412,947
Total revenues	10,956,144	654,368	-		-	11,610,512

Cost of goods sold	1,942,126	107,407	-		-	2,049,533
Reimbursable expenses-cost of goods sold	297,328	-	-		-	297,328
Total cost of sales	2,239,454	107,407	-		-	2,346,861

Gross margin	8,716,690	546,961	-		-	9,263,651

Operating expenses
Salaries, benefits and related taxes	6,496,528	392,744	-		-	6,889,272
Rent and occupancy expenses	665,932	17,110	-		-	683,042
Consulting services	117,410	-	142,341	(1)	-	259,751
Legal and professional fees	205,767	-	-		-	205,767
Travel	326,578	-	-		-	326,578
Telephone and internet	131,476	-	-		-	131,476
Selling, general and administrative	634,481	46,367	-		-	680,848
Bad debt expense	(4,830)	-	-		-	(4,830)
Depreciation expense	174,436	992	-		-	175,428
Amortization expense	-	33,235	(33,235	) (1)	34,272 (7)	34,272
Total operating expenses	8,747,778	490,448	109,106		34,272	9,381,604

Operating income/(loss)	(31,088)	56,513	(109,106)		(34,272)	(117,953)

Other income/(expense)
Interest expense, related parties	(1,750,327)	(1,680)	-		-	(1,752,007)
Interest expense	(107,952)	-	-		-	(107,952)
Interest income	9	20	-		-	29
Change in derivative liabilities	(2,524,671)	(6,453)	-		-	(2,531,124)
Transaction gain/(loss)	(4,497)	-	-		-	(4,497)
Income/(loss) before income taxes	(4,418,526)	48,400	(109,106)		(34,272)	(4,513,504)
Income taxes	(48,599)	-	-		-	(48,599)
Net income/(loss)	(4,467,125)	48,400	(109,106)		(34,272)	(4,562,103)
Preferred stock dividends
Preferred stock dividends in arrears
Series A preferred	(154,272)	-	-		-	(154,272)
Total preferred stock dividends	(154,272)	-	-		-	(154,272)
Net income/(loss) attributable to common stockholders	$(4,621,397)	$48,400	$(109,106)		$(34,272)	$(4,716,375)

Net (loss) per share
Basic and diluted						$(0.05)
Weighted average number of shares outstanding
Basic and diluted						89,785,641

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(unaudited)

		Promasys B.V.
	OmniComm Systems, Inc.	Dutch GAAP	US GAAP Adjustments		Pro Forma Adjustments	Pro Forma Combined
Revenues	$14,818,479	$450,349	$-		$-	$15,268,828
Reimbursable revenues	733,784	-	-		-	733,784
Total revenues	15,552,263	450,349	-		-	16,002,612

Cost of goods sold	2,762,081	51,248	-		-	2,813,329
Reimbursable expenses-cost of goods sold	451,576	-	-		-	451,576
Total cost of sales	3,213,657	51,248	-		-	3,264,905

Gross margin	12,338,606	399,101	-		-	12,737,707

Operating expenses
Salaries, benefits and related taxes	8,335,565	507,207	-		-	8,842,772
Rent and occupancy expenses	881,503	19,048	-		-	900,551
Consulting services	152,297	9,212	52,981	(1)	-	214,490
Legal and professional fees	278,427	-	-		-	278,427
Travel	442,030	-	-		-	442,030
Telephone and internet	165,877	-	-		-	165,877
Selling, general and administrative	931,269	48,432	-		-	979,701
Bad debt expense	(58,234)	-	-		-	(58,234)
Depreciation expense	377,680	2,449	-		-	380,129
Amortization expense	232,117	25,991	(25,991	) (1)	44,671 (7)	276,788
Total operating expenses	11,738,531	612,339	26,990		44,671	12,422,531

Operating income/(loss)	600,075	(213,238)	(26,990)		(44,671)	315,176

Other income/(expense)
Interest expense, related parties	(2,108,749)	(3,605)	-		-	(2,112,354)
Interest expense	(116,531)	-	-		-	(116,531)
Interest income	237	-	-		-	237
Change in derivative liabilities	(6,123,302)	-	-		-	(6,123,302)
Loss on sale of fixed assets	(22,106)	-	-		-	(22,106)
Transaction gain/(loss)	1,220	-	-		-	1,220
Income/(loss) before income taxes	(7,769,156)	(216,843)	(26,990)		(44,671)	(8,057,660)
Income taxes	(63,814)	-	-		-	(63,814)
Net income/(loss)	(7,832,970)	(216,843)	(26,990)		(44,671)	(8,121,474)
Preferred stock dividends
Preferred stock dividends in arrears
Series A preferred	(229,517)	-	-		-	(229,517)
Total preferred stock dividends	(229,517)	-	-		-	(229,517)
Net income/(loss) attributable to common stockholders	$(8,062,487)	$(216,843)	$(26,990)		$(44,671)	$(8,350,991)

Net (loss) per share
Basic and diluted						$(0.09)
Weighted average number of shares outstanding
Basic and diluted						88,792,332

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined consolidated financial statements are based on the historical financial statements of OmniComm and Promasys after giving effect to OmniComm’s acquisition of Promasys and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined consolidated financial statements. OmniComm acquired 100% of the outstanding common stock of Promasys on November 11, 2013, with economic effect as of October 31, 2013.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013 is presented as if the acquisition of Promasys had occurred on September 30, 2013. The unaudited pro forma condensed combined consolidated statements of operations for the nine month period ended September 30, 2013 and for the year ended December 31, 2012 give effect to the acquisition of Promasys as if it had occurred on January 1, 2012. The assumptions, estimates and adjustments herein have been made solely for purposes of developing this unaudited pro forma condensed combined consolidated financial information. The Promasys statements of operations have been adjusted to conform to US GAAP and converted to United States dollars.

The historical financial information has been adjusted in the unaudited pro forma condensed combined consolidated financial statement to give effect to the pro forma events that are directly attributable to the acquisition of Promasys by OmniComm, factually supportable, and with respect to the statement of operations, expected to have a continuing impact on the combined consolidated results.

The financial statements of Promasys were originally prepared using the Euro as the reporting currency. The financial statements, the related U.S. GAAP adjustments and the pro forma adjustments presented herein have been translated from Euro to US Dollars (“USD”) using the average monthly historic exchange rates during the periods, and is presented in accordance with US GAAP accounting guidance.

The unaudited pro forma condensed combined consolidated financial information has been prepared to give effect to the acquisition, which will be accounted for under the acquisition method in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”).

Under ASC 805, the assets acquired and liabilities assumed are recognized at their estimated fair values as of the date of the acquisition. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed is recognized as goodwill.

The unaudited pro forma condensed combined consolidated financial information included herein has been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) for purposes of inclusion in OmniComm’s amended Current Report on Form 8-K/A prepared in connection with the acquisition of Promasys. Certain information and disclosures normally included in financial statements prepared in accordance with US GAAP have been condensed or omitted pursuant to such rules and regulations. However, we believe that the disclosures provided herein are adequate to make the information presented not misleading. The significant accounting policies used in preparing the unaudited pro forma condensed combined consolidated financial information are set out in OmniComm’s Annual Report on Form 10-K/A filed with the SEC on September 9, 2014 and subsequently updated on Form 10-Q/A filed with the SEC on September 9, 2014.

The information concerning OmniComm has been derived from the unaudited condensed consolidated financial statements of OmniComm for the nine months ended September 30, 2013 and the audited financial statements of OmniComm for the year ended December 31, 2012 both prepared in accordance with US GAAP. The information concerning Promasys has been derived from the unaudited financial statements of Promasys for the nine months ended September 30, 2013 and the financial statements of Promasys for the year ended December 31, 2012 both prepared in accordance with Dutch GAAP. Promasys had a fiscal year ending December 31, as such, for the nine months ended we used the nine months ended September 30, 2013 and for the year ended we used the twelve months ended December 31, 2012.

The unaudited statement of operations of Promasys for the periods presented were derived from the unaudited accounting records of Promasys after making adjustments to convert this financial information to US GAAP and accounting policies consistent with that of OmniComm.

Certain reclassifications and adjustments have been made to Promasys’ historical balances in the unaudited pro forma condensed combined consolidated financial statements to conform to OmniComm’s presentation.

The unaudited pro forma condensed combined consolidated financial information is provided for informational purposes only and does not purport to be indicative of OmniComm's financial position or results of operations that would actually have been obtained had these transactions been completed as of the date or for the periods presented, or of the financial position or results of operations that may be obtained in the future.

2. US GAAP Adjustments to Promasys' Historical Financial Statements

Included in the unaudited pro forma condensed combined consolidated financial information are the US GAAP adjustments to Promasys’ historical financial statements for the nine month period ended September 30, 2013 and for the year ended December 31, 2012.

(1) For Dutch GAAP, software development costs are capitalized and amortized over a multi-year period, whereas such costs are expensed as incurred under US GAAP. For the nine months ended September 30, 2013 and the twelve months ended December 31, 2012, amortization expense of $33,235 and $25,991, respectively, has been eliminated to comply with US GAAP. For the nine months ended September 30, 2013 and the twelve months ended December 31, 2012, consulting expense of $142,341 and $52,981, respectively, has been recognized for capitalized expenses incurred in the respective periods to comply with US GAAP. As of September 30, 2013, the intangible asset totaling $246,063 for software development costs has been eliminated to comply with US GAAP.

3. Pro Forma Adjustments

The pro forma adjustments in the unaudited pro forma condensed combined consolidated financial information are as follows:

(2) To record $588,283 in Cash paid to retire debt to a shareholder of Promasys.

(3) To record the intangible assets and goodwill acquired in the transaction:

Software	$71,511
Customer List	$133,579
URLs/Websites	$67,464
Intangible Assets	$272,554

Goodwill	$624,963

(4) To record the Common Stock PAR Value components of the acquisition:

Elimination of Promasys Common Stock	$(24,287)
Issuance of OmniComm Stock	$2,270
$(22,017)

(5) To record the Common Stock APIC components of the acquisition:

Elimination of Promasys Common Stock	$(155,294)
Issuance of OmniComm Stock	$383,630
$228,336

(6) To eliminate Promasys’ historical accumulated Deficit of $691,198.

(7) For the nine months ended September 30, 2013 and the twelve months ended December 31, 2012, amortization expense of $34,272 and $44,671, respectively, has been recognized for the amortization relating to the Software, Customer List and URL/Website intangible assets acquired.